UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
January 8, 2026
Date of Report (date of Earliest Event Reported)
NEWTEKONE, INC.
(Exact Name of Company as Specified in its Charter)

Maryland	814-01035	46-3755188
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

4800 T Rex Avenue, Suite 120, Boca Raton, Florida 33431
(Address of principal executive offices and zip code)

(212) 356-9500
(Company’s telephone number, including area code)

(Former name or former address, if changed from last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.02 per share	NEWT	Nasdaq Global Market LLC
5.50% Notes due 2026	NEWTZ	Nasdaq Global Market LLC
8.00% Notes due 2028	NEWTI	Nasdaq Global Market LLC
8.50% Notes due 2029	NEWTG	Nasdaq Global Market LLC
8.625% Notes due 2029	NEWTH	Nasdaq Global Market LLC
Depositary Shares, each representing a 1/40th interest in a share of 8.500% Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series B	NEWTP	Nasdaq Global Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Forward-Looking Statements

Statements in NewtekOne, Inc.’s (the “Company” or “NewtekOne”) Current Report on Form 8-K and the Exhibits hereto contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and beliefs and are subject to significant risks and uncertainties. Actual results may differ materially from those set forth in the forward-looking statements. See “Note Regarding Forward-Looking Statements” and the sections entitled “Risk Factors” in the Company's filings with the Securities and Exchange Commission which are available on the Company's website (https://investor.newtekbusinessservices.com/sec-filings) and on the Securities and Exchange Commission’s website (www.sec.gov). Any forward-looking statements made by or on behalf of the Company speak only as to the date they are made, and the Company does not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statements were made.

Item 2.02. Results of Operations and Financial Condition.
Item 7.01. Regulation FD Disclosure.

On January 8, 2026, NewtekOne issued a press release entitled “NewtekOne, Inc. Posts Investor Day Presentation and Provides 2026 EPS Guidance Range of $2.15-2.55” (the “Press Release”). A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The presentation referred to in the Press Release and entitled “Investor Day 2026” (the “Presentation”) has been published on the Company’s website at www.newtekone.com, in the “Investor Relations” section under “Events and Presentations. A copy of the Presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K.
The Presentation will be given during the “2026 Investor and Analyst Day” event being held by the Company on Thursday, January 8, 2026, at 12:00 PM EST, and simultaneously webcast at https://investor.newtekbusinessservices.com/events-and-presentations, as previously announced by the Company on December 23, 2025.

The information in this Current Report on Form 8-K and Exhibits 99.1 and 99.2 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information contained in this Current Report on Form 8-K and in Exhibits 99.1 and 99.2 hereto shall not be incorporated by reference into any filing with the SEC made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing. This Current Report will not be deemed a determination or an admission as to the materiality of any information in Exhibit 99.2 hereto that is required to be disclosed by Regulation FD.

Item 9.01     Financial Statement and Exhibits
(d)  Exhibits.

Exhibit Number	Description

99.1	NewtekOne, Inc. Press Release dated January 8, 2026
99.2	NewtekOne, Inc. Presentation dated January 8, 2026
104	Cover Page Interactive Data File

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEWTEKONE, INC.

Date: January 8, 2026	By:	/S/ BARRY SLOANE
Barry Sloane
Chief Executive Officer, President and Chairman of the Board